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- --------------------------------------------------------------------------------



                                 HEXCEL CORPORATION,
                                       ISSUER,


                                          to


                   FIRST TRUST OF CALIFORNIA, NATIONAL ASSOCIATION,
                                       TRUSTEE



                                      INDENTURE

                              Dated as of July 24, 1996



                                     $100,000,000****



                      7% Convertible Subordinated Notes Due 2003

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------



- ----------------------------
****  Subject to increase up to an additional $15,000,000.

                                  TABLE OF CONTENTS


                                                                            Page
                                                                            ----

                                      ARTICLE I

                           DEFINITIONS AND OTHER PROVISIONS
                                OF GENERAL APPLICATION

SECTION 1.01.      Definitions............................................     1
SECTION 1.02.      Compliance Certificates and Opinions...................     9
SECTION 1.03.      Form of Documents Delivered to Trustee.................    10
SECTION 1.04.      Acts of Holders........................................    11
SECTION 1.05.      Notices, Etc., to Trustee and Company..................    11
SECTION 1.06.      Notices to Holders; Waiver.............................    12
SECTION 1.07.      Conflict with Trust Indenture Act......................    12
SECTION 1.08.      Effect of Headings and Table of Contents...............    12
SECTION 1.09.      Successors and Assigns.................................    13
SECTION 1.10.      Separability Clause....................................    13
SECTION 1.11.      Benefits of Indenture..................................    13
SECTION 1.12.      Governing Law..........................................    13
SECTION 1.13.      Legal Holidays.........................................    13
SECTION 1.14.      Record Date for Vote or Consent of Holders.............    13
SECTION 1.15.      Incorporators, Stockholders, Officers and Directors of
                     the Company Exempt from Individual Liability.........    14


                                      ARTICLE II

                                  FORMS OF SECURITY

SECTION 2.01.      Forms Generally........................................    14
SECTION 2.02.      Form of Face of Security...............................    15
SECTION 2.03.      Form of Reverse of Security............................    16
SECTION 2.04.      Form of Trustee's Certificate of Authentication........    20
SECTION 2.05.      Form of Election to Convert............................    21
SECTION 2.06.      Form of Option of Holder to Elect Purchase.............    23



- ---------------------------
* This Table of Contents is not part of the Indenture.

                                                          Table of Contents. p.2


                                                                           Page
                                                                           ----

                                     ARTICLE III

                                    THE SECURITIES

SECTION 3.01.      Title and Terms........................................    23
SECTION 3.02.      Denominations..........................................    24
SECTION 3.03.      Execution, Authentication, Delivery and Dating.........    24
SECTION 3.04.      Temporary Securities...................................    25
SECTION 3.05.      Registration, Registration of Transfer and Exchange....    25
SECTION 3.06.      Mutilated, Destroyed, Lost and Stolen Securities.......    26
SECTION 3.07.      Payment of Interest; Interest Rights Preserved.........    27
SECTION 3.08.      Persons Deemed Owners..................................    28
SECTION 3.09.      Cancellation...........................................    28
SECTION 3.10.      Computation of Interest................................    29


                                      ARTICLE IV

                              SATISFACTION AND DISCHARGE

SECTION 4.01.      Satisfaction and Discharge of Indenture................    29
SECTION 4.02.      Application of Trust Money.............................    30


                                      ARTICLE V

                                      REMEDIES

SECTION 5.01.      Events of Default......................................    30
SECTION 5.02.      Acceleration of Maturity; Rescission and Annulment.....    32
SECTION 5.03.      Collection of Indebtedness and Suits for Enforcement
                     by Trustee...........................................    33
SECTION 5.04.      Trustee May File Proofs of Claim.......................    34
SECTION 5.05.      Trustee May Enforce Claims Without Possession of
                     Securities...........................................    35
SECTION 5.06.      Application of Money Collected.........................    35
SECTION 5.07.      Limitation on Suits....................................    35
SECTION 5.08.      Unconditional Right of Holders to Receive Principal,
                     Premium and Interest and to Convert..................    36
SECTION 5.09.      Restoration of Rights and Remedies.....................    36
SECTION 5.10.      Rights and Remedies Cumulative.........................    36


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                                                          Table of Contents, p.3


                                                                            Page
                                                                            ----
SECTION 5.11.      Delay or Omission Not Waiver...........................    37
SECTION 5.12.      Control by Holders.....................................    37
SECTION 5.13.      Waiver of Past Defaults................................    37
SECTION 5.14.      Undertaking for Costs..................................    38
SECTION 5.15.      Waiver of Stay or Extension Laws.......................    38


                                      ARTICLE VI

                                     THE TRUSTEE

SECTION 6.01.      Certain Duties and Responsibilities....................    38
SECTION 6.02.      Notice of Defaults.....................................    40
SECTION 6.03.      Certain Rights of Trustee..............................    40
SECTION 6.04.      Not Responsible for Recitals or Issuance of
                     Securities...........................................    41
SECTION 6.05.      May Hold Securities....................................    41
SECTION 6.06.      Money Held in Trust....................................    41
SECTION 6.07.      Compensation and Reimbursement.........................    42
SECTION 6.08.      Disqualification; Conflicting Interest.................    42
SECTION 6.09.      Corporate Trustee Required; Eligibility................    42
SECTION 6.10.      Resignation and Removal; Appointment of Successor......    43
SECTION 6.11.      Acceptance of Appointment by Successor.................    44
SECTION 6.12.      Merger, Conversion, Consolidation or Succession to
                     Business.............................................    45
SECTION 6.13.      Preferential Collection of Claims Against Company......    45
SECTION 6.14.      Appointment of Authenticating Agent....................    45


                                     ARTICLE VII

                  HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 7.01.      Company To Furnish Trustee Names and Addresses of
                     Holders..............................................    47
SECTION 7.02.      Preservation of Information; Communications to
                     Holders..............................................    47
SECTION 7.03.      Reports by Trustee.....................................    48
SECTION 7.04.      Reports by Company.....................................    48

                                                          Table of Contents, p.4


                                                                            Page
                                                                            ----

                                     ARTICLE VIII

                 CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 8.01.      Company May Consolidate, Etc., Only on Certain
                     Terms................................................    49
SECTION 8.02.      Successor Substituted for Company......................    50


                                      ARTICLE IX

                               SUPPLEMENTAL INDENTURES

SECTION 9.01.      Supplemental Indentures Without Consent of Holders.....    50
SECTION 9.02.      Supplemental Indentures With Consent of Holders........    51
SECTION 9.03.      Execution of Supplemental Indentures...................    51
SECTION 9.04.      Effect of Supplemental Indentures......................    52
SECTION 9.05.      Conformity With Trust Indenture Act....................    52
SECTION 9.06.      Reference in Securities to Supplemental Indentures.....    52
SECTION 9.07.      No Impairment of Subordinates..........................    52


                                      ARTICLE X

                                      COVENANTS

SECTION 10.01.     Payment of Principal, Premium and Interest.............    52
SECTION 10.02.     Maintenance of Office or Agency........................    53
SECTION 10.03.     Money for Security Payments to be Held in Trust........    53
SECTION 10.04.     Statements of Officers of Company as to Default........    55
SECTION 10.05.     Existence..............................................    55
SECTION 10.06.     Maintenance of Properties..............................    55
SECTION 10.07.     Payment of Taxes and Other Claims......................    55
SECTION 10.08.     Further Instruments and Acts...........................    56
SECTION 10.09.     Waiver of Certain Covenants............................    56


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                                                          Table of Contents, p.5


                                                                            Page
                                                                            ----

                                      ARTICLE XI

                               REDEMPTION OF SECURITIES

SECTION 11.01.     Right of Redemption....................................    56
SECTION 11.02.     Applicability of Article...............................    56
SECTION 11.03.     Election to Redeem; Notice to Trustee..................    57
SECTION 11.04.     Selection by Trustee of Securities to be Redeemed......    57
SECTION 11.05.     Notice of Redemption...................................    57
SECTION 11.06.     Deposit of Redemption Price............................    58
SECTION 11.07.     Securities Payable on Redemption Date..................    58
SECTION 11.08.     Securities Redeemed in Part............................    59
SECTION 11.09.     Conversion Arrangements on Call for Redemption.........    59


                                     ARTICLE XII

                               CONVERSION OF SECURITIES

SECTION 12.01.     Conversion of Privilege and Conversion Price...........    60
SECTION 12.02.     Exercise of Conversion Privilege.......................    61
SECTION 12.03.     Fractions of Shares....................................    62
SECTION 12.04.     Adjustment of Conversion Price.........................    62
SECTION 12.05.     Notice of Adjustments of Conversion Price..............    70
SECTION 12.06.     Notice of Certain Corporate Activities.................    70
SECTION 12.07.     Company to Reserve Common Stock........................    71
SECTION 12.08.     Taxes on Conversions...................................    71
SECTION 12.09.     Covenant as to Common Stock............................    71
SECTION 12.10.     Cancellation of Converted Securities...................    71
SECTION 12.11.     Provisions in Case of Consolidation, Merger, Share
                     Exchange or conveyance of Assets.....................    71
SECTION 12.12.     Trustee Adjustment Disclaimer..........................    73
SECTION 12.13.     When No Adjustment Required............................    73

                                                          Table of Contents, p.6


                                                                            Page
                                                                            ----

                                     ARTICLE XIII

                             SUBORDINATION OF SECURITIES

SECTION 13.01.     Agreement to Subordinate by Company....................    73
SECTION 13.02.     Distribution on Dissolution, Liquidation and
                     Reorganization; Subrogation..........................    73
SECTION 13.03.     No Payment in Event of Default on Senior
                     Indebtedness.........................................    75
SECTION 13.04.     Payments Permitted.....................................    76
SECTION 13.05.     Authorization to Trustee to Effect Subordination.......    77
SECTION 13.06.     Notices to Trustee.....................................    77
SECTION 13.07.     Trustee as Holder of Senior Indebtedness...............    77
SECTION 13.08.     Modification of Terms of Senior Indebtedness...........    78


                                     ARTICLE XIV

                             RIGHT TO REQUIRE REPURCHASE

SECTION 14.01.     Repurchase of Securities at Option of the Holder Upon
                     Change of Control....................................    78
SECTION 14.02.     Effect of Change of Control Purchase Notice............    80
SECTION 14.03.     Deposit of Repurchase Price............................    81
SECTION 14.04.     Securities Purchased in Part...........................    82
SECTION 14.05.     Covenant to Comply with Securities Laws Upon
                     Purchase of Securities...............................    82


                                      ARTICLE XV

                          DEFEASANCE AND COVENANT DEFEASANCE

SECTION 15.01.     Company's Option to Effect Defeasance or Covenant
                     Defeasance...........................................    82
SECTION 15.02.     Defeasance and Discharge...............................    82
SECTION 15.03.     Covenant Defeasance....................................    83
SECTION 15.04.     Conditions to Defeasance or Covenant Defeasance........    83
SECTION 15.05.     Deposited Money and U.S. Government Obligations to
                     be Held in Trust; Other Miscellaneous Provisions.....    86

                                                          Table of Contents, p.7


                                                                            Page
                                                                            ----
SECTION 15.06      Reinstatement..........................................   87
                   Reconciliation and tie between Trust Indenture Act of 1939 and Indenture dated as of July, 1996.


TRUST INDENTURE ACT SECTION                                  INDENTURE SECTION
- ---------------------------                               ---------------------

Section 310(a)(1)......................................           6.09
           (a)(2)......................................           6.09
           (a)(3)......................................           N.A.
           (a)(4)......................................           N.A.
           (a)(5)......................................           6.09
           (b).........................................           6.08
           (c).........................................           N.A.
Section 311(a).........................................           6.13
           (b).........................................           6.13
           (b)(2)......................................           6.13
           (c).........................................           N.A.
Section 312(a).........................................           7.01; 7.02(a)
           (b).........................................           7.02(b)
           (c).........................................           7.02(b)
Section 313(a).........................................           7.03(a)
           (b).........................................           7.03(a)
           (c).........................................           7.03(a)
           (d).........................................           7.03(b)
Section 314(a).........................................           7.04; 10.04
           (b).........................................           N.A.
           (c)(1)......................................           1.02
           (c)(2)......................................           1.02
           (c)(3)......................................           N.A.
           (d).........................................           N.A.
           (e).........................................           1.02
           (f).........................................           N.A.
Section 315(a).........................................           6.01(a)
           (b).........................................           6.02; 7.03
           (c).........................................           6.01(b)
           (d).........................................           6.01(c)
           (d)(1)......................................           6.01(c)(1)
           (d)(2)......................................           6.01(c)(2)
           (d)(3)......................................           6.01(c)(3)
           (e).........................................           5.14


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                                                          Table of Contents, p.8


TRUST INDENTURE ACT SECTION                                  INDENTURE SECTION
- ---------------------------                               ---------------------

Section 316(a)(1)(A)...................................           5.12
           (a)(1)(B)...................................           5.13
           (a)(2)......................................           N.A.
           (b).........................................           5.08
           (c).........................................           1.14
Section 317(a)(1)......................................           5.03
           (a)(2)......................................           5.04
           (b).........................................           10.03
Section 318(a).........................................           1.07

                        INDENTURE dated as of July 24, 1996, between HEXCEL
                   CORPORATION, a Delaware corporation (the "Company"), and FIRST TRUST OF CALIFORNIA, NATIONAL ASSOCIATION , as Trustee (the "Trustee").


              The Company and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the 7% Convertible Subordinated Notes Due 2003:

                                      ARTICLE I

              DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

              SECTION 1.01. DEFINITIONS. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

              (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

              (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

              (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

              (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

              (e) unless otherwise specifically stated herein, the words "Article" and "Section" refer to an Article and Section, respectively, of this Indenture.

              "Act", when used with respect to any Holder, has the meaning specified in Section 1.04.

              "Affiliate" of any specified Person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

              "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

              "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

              "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

              "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the city in which the Corporate Trust Office of the Trustee is located or The City of New York, New York are authorized or obligated by law or executive order to close.

              "Capital Stock" means, with respect to any corporation, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests (however designated) in stock issued by that corporation.

              A "Change of Control" shall occur when: (i) all or substantially all the Company's assets are sold as an entirety to any person or related group of persons other than a Permitted Holder; (ii) there shall be consummated any consolidation or merger of the Company other than with or into a Permitted Holder (A) in which the Company is not the continuing or surviving corporation (other than a consolidation or merger with a wholly owned subsidiary of the Company in which all shares of Common Stock outstanding immediately prior to the effectiveness thereof are changed into or exchanged for the same consideration) or (B) pursuant to which the Common Stock is converted into cash, securities or other property, in each case other than a consolidation or merger of the Company in which the holders of the Common Stock immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the common stock of the continuing or surviving corporation immediately after such consolidation or merger; or (iii) any person, or persons acting together that would constitute a "group" for purposes of Section 13(d) of the Exchange Act, together with any affiliates thereof, other than one or more Permitted Holders, shall beneficially own (as defined in Rule 13d-3 under the Exchange Act) at least 50% of the total voting power of all classes of capital stock of the Company entitled to vote generally in the election of directors of the Company. Notwithstanding clause (iii) of the foregoing sentence, a Change of Control shall not be deemed to have occurred solely by virtue of the Company, any subsidiary of the Company, any employee stock purchase plan, stock option plan or other stock incentive plan or program, retirement plan or automatic dividend reinvestment plan or any substantially similar plan of the Company or any subsidiary of the Company or any person holding securities of the Company for or pursuant to the terms of any such employee benefit plan filing or becoming obligated to file a report under or in response to Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report) under the Exchange Act disclosing beneficial ownership by it of shares or securities of the Company, whether in excess of 50% or otherwise. Notwithstanding the foregoing, a Change of Control shall not be deemed to have occurred if (i) the current market price (as defined in Section 12.04(B)) of the Common Stock is at least equal to 105% of the conversion price of the Securities in effect immediately preceding the time of such Change of Control, or (ii) all the consideration to the holders of Common Stock (excluding cash payments for fractional shares) in the transaction giving rise to such Change of Control consists of shares of common stock that are, or immediately upon issuance will be, listed on a national securities exchange or quoted on the Nasdaq National Market, and as a result of such transaction the Securities become convertible solely into such common stock, or (iii) the consideration to the holders of Common Stock in the transaction giving rise to such Change of Control consists of cash or securities that are, or immediately upon issuance will be, listed on a national securities exchange or quoted on the Nasdaq National Market, or a combination of cash and such securities, and the aggregate fair market value of such consideration (which, in the case of such securities, shall be equal to the average of the daily Closing Prices of such securities during the ten consecutive Trading Days commencing with the sixth Trading Day following consummation of such transaction) is at least 105% of the conversion price of the Securities in effect on the date immediately preceding the closing date of such transaction.

              "Change of Control Notice" has the meaning specified in Section 14.01.

              "Ciba" means Ciba-Geigy Limited, a Swiss Corporation.

              "Closing Price" on any Trading Day with respect to the per share price of Common Stock or any other security means the last reported sales price regular way for a share of such Common Stock or a trading unit of such other security or, in case no such reported sale takes place on such Trading Day, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange or, if the Common Stock or such other security is not listed or admitted to trading on such exchange, on the principal national securities exchange on which the Common Stock or such other security is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the Nasdaq

National Market or, if the Common Stock or such other security is not listed or admitted to trading on any national securities exchange or the Nasdaq National Market, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm that is selected from time to time by the Company for that purpose.

              "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

              "Common Stock" includes any stock of any class of the Company that has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which is not subject to redemption by the Company. However, subject to the provisions of Section 12.11, shares issuable on conversions of Securities shall include only shares of the class designated as Common Stock of the Company at the date of this Indenture or shares of any class or classes resulting from any reclassification or reclassifications thereof and that have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and that are not subject to redemption by the Company; PROVIDED that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion that the total number of shares of such class resulting from all such reclassification bears to the total number of shares of all such classes resulting from all such reclassifications.

              "Company" means the Person named as the "Company" in the preamble of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

              "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

              "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be administered.

              "Corporation" means a corporation, association, company, joint-stock company or business trust.

              "Covenant Defeasance" has the meaning specified in Section 15.03.

              "Credit Facility" means the revolving credit facility dated as of June 27, 1996 among the Company and certain subsidiaries of the Company, as borrowers, the lenders party thereto and Credit Suisse as managing agent for the lenders, as the same may be amended, modified, restated, supplemented, replaced, renewed, refunded or refinanced from time to time (including subsequent or successive refundings, refinacings, replacements or renewals).

              "Defaulted Interest" has the meaning specified in Section 3.07.

              "Defeasance" has the meaning specified in Section 15.02.

              "Event of Default" has the meaning specified in Section 5.01.

              "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated by the Commission thereunder.

              "Fair Value" means the fair value as determined in good faith by the Board of Directors of the Company after consultation with a nationally recognized investment banking firm.

              "Holder" means a Person in whose name a Security is registered in the Security Register.

              "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof including, for all purposes of this instrument, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument.

              "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

              "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

              "Non-Payment Default" means, at any time when the Company has outstanding obligations constituting Senior Indebtedness, the occurrence or existence of any event, circumstance, condition or state of facts that, by the terms of such Senior Indebtedness, permits one or more holders of such obligations (or a trustee or agent on behalf of the holders thereof) to declare such obligations immediately due and payable prior to the date on which they would otherwise become due and payable, other than a Payment Default.

              "Obligation" of any Person means any obligation of such Person to pay principal, premium, interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company, whether or not a claim for such post-petition interest is allowed in such proceeding), penalties, reimbursement or indemnification amounts, fees, expenses or other amounts.

              "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company and delivered to the Trustee.

              "Opinion of Counsel" means a written opinion of counsel reasonably acceptable to the Trustee, which may be an employee of or counsel for the Company.

              "Optional Closing Date" means each time the Optional Securities are delivered to and paid for by the underwriters of the Securities initially issued hereunder.

              "Optional Securities" means an aggregate of not more than $15,000,000 additional principal amount of Securities.

              "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

              (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

              (ii) Securities as to which money for the payment or redemption in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; PROVIDED that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

              (iii) Securities which have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Company proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company and the Trustee shall have received notice from the Company that such Securities are Outstanding;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

         "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

         "Payment Blockage Period" has the meaning specified in Section 13.03.

         "Payment Default" means a default in the payment of any principal of or premium, if any, interest or sinking fund on, or other payment obligation of the Company constituting, Senior Indebtedness when due, whether at the Stated Maturity of any such payment or by declaration of acceleration, call for redemption or otherwise.

         "Permitted Holder" means (i) Ciba and its successors and their affiliates, (ii) any Person formerly described in clause (i) that was spun off or otherwise distributed to the shareholders of its parent company and (iii) any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

         "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or agency or political subdivision thereof.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture, including as applicable without duplication, any premium or accrued interest due upon such redemption pursuant to the terms of this Indenture.

         "Regular Record Date" for the interest payable on any Interest Payment Date means the January 15 or July 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

         "Repurchase Date" has the meaning specified in Section 14.01.

         "Repurchase Price" has the meaning specified in Section 14.01.

         "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Securities" means the 7% Convertible Subordinated Notes Due 2003 of the Company authenticated and delivered under this Indenture.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.05.

         "Senior Indebtedness" means the principal of and premium, if any, and unpaid interest on, and any reasonable fees or costs related to,
(a) indebtedness of the Company (including indebtedness of others guaranteed by the Company) other than the Securities, whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed (i) for money owing to banks or their subsidiaries or their affiliates, (ii) for money borrowed other than from banks evidenced by notes, bonds, debentures or other similar instruments or (iii) arising under a lease of property, equipment or other assets, which indebtedness, pursuant to generally accepted accounting principles then in effect, is classified upon the balance sheet of the Company as a liability of the Company, unless, in each case, the instrument creating or evidencing the same or pursuant to which the same is outstanding provides that such indebtedness is not superior in right of payment to the Securities; (b) to the extent not otherwise described in clause (a) above, any obligations under the Credit Facility; and (c) renewals, extensions, modifications and refundings of any such indebtedness; PROVIDED, HOWEVER, that Senior Indebtedness shall not include (i) indebtedness to a subsidiary of the Company or (ii) the 7% Convertible Subordinated Debentures of the Company Due 2011.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee as the record date for the payment of Defaulted Interest pursuant to Section 3.07.

         "Stated Maturity", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.


         "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

         "Trading Day" means each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not traded on the applicable securities exchange or in the applicable security market.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument is qualified thereunder, except as provided in Section 9.05; PROVIDED that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by such amendment, the Trust Indenture Act of 1939 as so amended.

         "Trustee" means the Person names as the "Trustee" in the preamble of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

         "U.S. Government Obligations" has the meaning specified in
Section 15.04.

         "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

         SECTION 1.02. COMPLIANCE CERTIFICATES AND OPINIONS. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

         (a) a statement that each person signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

         (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (c) a statement that, in the opinion of each such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and


         (d) a statement as to whether, in the opinion of each such person, such condition or covenant has been complied with.

         SECTION 1.03. FORM OF DOCUMENTS DELIVERED TO TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it related to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion or representations may be based, insofar as they relate to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         SECTION 1.04. ACTS OF HOLDERS. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and

(subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgements of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         (c)  The ownership of Securities shall be proved by the Security
Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security. Without limiting the foregoing, a Holder entitled to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

         SECTION 1.05. NOTICES, ETC., TO TRUSTEE AND COMPANY. Any request, demand, authorization, direction, notice, consent, waiver or other Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

         (a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder, if made, given, furnished or filed in writing to or with the Trustee at First Trust of California, National Association, 1 California Street, Fourth Floor, San Francisco, California 94111, Corporate Trust Office, Attention: Corporate Trust Department, or

         (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company, addressed to it at Hexcel Corporation, Two Stamford Plaza, 281 Tresser Boulevard, Stamford, Connecticut 06901 or at any other address previously furnished in writing to the Trustee by the Company.

         SECTION 1.06. NOTICE TO HOLDERS; WAIVER. Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

         SECTION 1.07. CONFLICT WITH TRUST INDENTURE ACT. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the provisions of the Trust Indenture Act shall be deemed to apply to this Indenture as so modified, or if excluded shall not be deemed to apply to this Indenture, as the case may be.

         SECTION 1.08. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction of any of the terms or provisions hereof.


         SECTION. 1.09. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture by the Company and the Trustee shall bind their respective successors and assigns, whether so expressed or not.

         SECTION 1.10. SEPARABILITY CLAUSE. In case any provision to this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 1.11. BENEFITS OF INDENTURE. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 1.12. GOVERNING LAW. This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

         SECTION 1.13. LEGAL HOLIDAYS. In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security or the last date on which a Holder has the right to convert his Securities shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) or conversion of the Securities need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, or on such last day for conversion; PROVIDED that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, if such payment is made or duly provided for on the next succeeding Business Day.

         SECTION 1.14.  RECORD DATE FOR VOTE OR CONSENT OF HOLDERS.  The
Company (or, in the event deposits have been made pursuant to Articles IV or XV or after the occurrence of an Event of Default the Trustee has called for action by the Holders, the Trustee) may set a record date for purposes of determining the identity of Holders entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture, which record date shall be the later of ten days prior to the first solicitation of such vote or consent or the date of the most recent list of Holders furnished to the Trustee pursuant to
Section 7.01 hereof prior to such solicitation. If a record date is fixed, those persons who were Holders of Securities at such record date (or their duly designated proxies), and only those persons, shall be entitled to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such persons continue to be Holders after such record date.

         SECTION 1.15. INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS OF THE COMPANY EXEMPT FROM INDIVIDUAL LIABILITY. No recourse under or upon any obligation, covenant or agreement of this Indenture or any indenture supplemental hereto or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor Person, either directly or through the Company or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability, whatever shall attach to, or is or shall be incurred by the incorporators, or past, present or future stockholders, officers or directors, as such, of the Company or of any successor Person, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or unless or by reason of the obligation, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Securities.


                                      ARTICLE II

                                 FORMS OF SECURITIES

         SECTION 2.01. FORMS GENERALLY. The Securities and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof, with the consent of the Trustee. The terms and provisions of the Securities set forth herein shall constitute, and are hereby expressly made, a part of this Indenture and the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and such provisions and to be bound thereby.

         The definitive Securities relating thereto shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution thereof, with the consent of the Trustee.

         SECTION 2.02.  FORM OF FACE OF SECURITY.

                                  HEXCEL CORPORATION

                      7% Convertible Subordinated Note Due 2003

No. _______                                                               $_____

         Hexcel Corporation, a Delaware corporation (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referenced), for value received, hereby promises to pay to ________ or registered assigns, the principal sum of _______ Dollars on August 1, 2003, and to pay interest thereon from July 24, 1996 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on February 1 and August 1 in each year, commencing February 1, 1997, until the principal hereof is paid or made available for payment, at the rate per annum of 7% from and including the date of issuance of this Security until maturity or earlier redemption. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 15 and July 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereof has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.


         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                             HEXCEL CORPORATION
(seal)
                             By:__________________
Attest:                              (Title)

_________________
(Title)

         SECTION 2.03. FORM OF REVERSE OF SECURITY. This Security is one of a duly authorized issue of Securities of the Company designated as its 7% Convertible Subordinated Notes Due 2003 (herein called the "Securities"), limited in aggregate principal amount of $100,000,000 (subject to increase as provided in the Indenture up to $115,000,000 aggregate principal amount), issued and to be issued under an Indenture, dated as of July 24, 1996 (herein called the "Indenture"), between the Company and First Trust of California, National Association, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

         Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at his option, at any time on or before the close of business on August 1, 2003, or in case this Security or a portion hereof is called for redemption, then in respect of this Security or such portion hereof until and including, but (unless the Company defaults in making the payment due upon redemption) not after, the close of business on the last Business Day preceding the Redemption Date, to convert this Security (or any portion of the principal amount hereof which is $1,000 or an integral multiple thereof), at the principal amount hereof, or of such portion, into fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock of the Company at a conversion price equal to $15.81 aggregate principal amount of Securities for each share of Common Stock (or at the current adjusted conversion price if an adjustment has been made as provided in the Indenture) by surrender of this Security, duly endorsed or assigned to the Company or in blank, to the Company at its office or agency in the Borough of Manhattan, The City of New York, or at any other office or agency maintained by the Company for such purpose, accompanied by written notice to the Company that the Holder hereof elects to convert this Security, or if less than the entire principal amount hereof is to be converted, the portion hereof to be converted, and, in case such surrender shall be made during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date, also accompanied by payment in New York Clearing House or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Security then being converted. Subject to the aforesaid requirement for payment and, in the case of a conversion after the Regular Record Date next preceding any Interest Payment Date and on or before such Interest Payment Date, to the right of the Holder of this Security (or any Predecessor Security) of record at such Regular Record Date to receive an installment of interest (with certain exceptions provided in the Indenture), no payment or adjustment is to be made on conversion for interest accrued hereon or for dividends on the Common Stock issued on conversion. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest the Company shall pay a cash adjustment as provided in the Indenture. The conversion price is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in case of certain consolidations, mergers or share exchanges to which the Company is a party or the conveyance, transfer or lease of all or substantially all of its assets, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon the consolidation, merger, share exchange, conveyance, transfer or lease by a holder of the number of shares of Common Stock into which this Security might have been converted immediately prior to such consolidation, merger, share exchange, conveyance, transfer or lease (assuming such holder of Common Stock failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of non-electing shares).

         The Securities are redeemable, at the Company's option, as a whole or from time to time in part (in denominations of $1,000 or integral multiples thereof), on or after August 9, 1999, and prior to maturity, upon not less than 30 nor more than 60 days' notice mailed to the registered Holder thereof. The redemption price shall be equal to 103.5% of the principal amount of the Securities redeemed during the period commencing on August 9, 1999 and ending August 8, 2000, 102.33% of the principal amount of the Securities redeemed during the period commencing August 9, 2000 and ending August 8, 2001, 101.17% of the principal amount of the Securities redeemed during the period commencing August 9, 2001 and ending August 8, 2002, and 100% of the principal amount of the Securities redeemed thereafter, together, in each case, with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

         In the event of redemption or conversion of this Security in part only, a new Security or Securities for the unredeemed or unconverted portion thereof will be issued in the name of the Holder thereof upon the cancellation hereof.

         The Indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

         In the event there shall occur any Change of Control with respect to the Company, each Holder of Securities shall have the right, at such Holder's option but subject to the conditions set forth in the Indenture, to require the Company to purchase on the Repurchase Date all or any part of such Holder's Securities at a Repurchase Price equal to 100% of the principal amount thereof, together with accrued and unpaid interest to the Repurchase Date and in the manner specified in the Indenture. Failure by the Company to repurchase the Notes when required under the preceding sentence will result in an Event of Default whether or not such repurchase is permitted by the subordination provisions of the Indenture.

         If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

         The Securities are issuable only in registered form without coupons in denominations of $1,000 or any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York as applied to contracts made and performed within the State of New York, without regard to principles of conflicts of laws.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.


                                   ASSIGNMENT FORM

To Assign this Security, fill in the form below:

I or we assign and transfer this Security to ________ whose tax identification number or social security number is __________, and whose address is (print or type below, including zip code):

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________



I or we irrevocably appoint ___________ agent to transfer this Security on the books of the Company. The Agent may substitute another to act for him.


Date: __________

            Your signature:  -------------------------
                             (Sign exactly as your name
                             appears on the other side of
                             this Security)

Signature Guarantee(1):



- ------------------------------
    (1) Participant in a recognized signature guarantee medallion program (or other signature guarantor satisfactory to the Trustee).

              SECTION 2.04. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION. This is one of the Securities referred to in the within-mentioned Indenture.

                                       First Trust of California, National
                                       Association, as Trustee

                                         by
                                            ------------------------------------
                                                    Authorized Signatory

                                       Date of Authentication:
                                                               -----------------

              SECTION 2.05. ELECTION TO EXERCISE CONVERSION RIGHT. The undersigned Holder of this Security hereby irrevocably exercises the option to convert this Security, or the portion (which is $1,000 or an integral multiple thereof) below designated, into shares of Common Stock of Hexcel Corporation in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned registered Holder hereof, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and shall cause the undersigned's signature to be guaranteed. Any amount required to be paid by the undersigned on account of interest accompanies this Security.

                         Portion of Security to be converted
                      ($1,000 or an integral multiple thereof):

                                 $__________________

Date: _____________

                       Signature:  ---------------------------------------------
                                      (Sign exactly as your name appears on the other side of this Security)

                                      If shares of Common Stock are to be
                                      issued and registered otherwise than to
                                      the registered Holder named above, please have the above signature guaranteed and print or typewrite name and address, including zip code, and social security or other taxpayer identification number of the person in whose name such Common Stock will be registered.


                                      ------------------------------------------

                                      ------------------------------------------

                                      ------------------------------------------


Signature Guarantee(2)



- ------------------------------
    (2) Participant in a recognized signature guarantee medallion program (or other signature guarantor satisfactory to the Trustee).

          Election to Exercise Purchase Right. If you wish to elect to have this Security purchased by the Company pursuant to Article XIV of the Indenture, check the box: / /

          If you wish to elect to have only part of this Security purchased by the Company pursuant to Article XIV of the Indenture, state the amount you elect to have purchased:

                                          $

Date:


                         Signature: ---------------------------------
                                   (Sign exactly as your name appears on the other side of this Security)
Signature Guarantee(3)

- -------------------------------------


                                     ARTICLE III

                                    THE SECURITIES

          SECTION 3.01. TITLE AND TERMS. The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is limited to (a) $100,000,000, plus (b) such aggregate principal amount (which may not exceed $15,000,000 principal amount) of Securities as shall be purchased by the Underwriters on one or more Optional Closing Dates pursuant to the Underwriting Agreement dated July 18, 1996 among the Company and CS First Boston Corporation and Bear, Stearns & Co. Inc., as Underwriters, except for Securities authenticated and delivered upon registration of transfer of, or exchange for, or in lieu of, other Securities pursuant to Sections 3.04, 3.05, 3.06, 9.06, 11.08, 12.02 or 14.04.

          The Securities shall be known and designated as the "7% Convertible Subordinated Notes Due 2003" of the Company. Their Stated Maturity shall be

- ----------------------
Participant in a recognized signature guarantee medallion program (or other signature guarantor satisfactory to the Trustee).

August 1, 2003, and they shall bear interest at the rate of 7% per annum, from and including the date of issuance thereof until maturity or earlier redemption, payable semi-annually on February 1 and August 1 commencing February 1, 1997, until the principal thereof is paid or made available for payment.

          The principal of (and premium, if any) and interest on the Securities shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, maintained for such purpose and at any other office or agency maintained by the Company for such purpose; PROVIDED, HOWEVER, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

          The Securities shall be redeemable as provided in Article XI.

          The Securities shall be convertible as provided in Article XII.

          The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article XIII.

          The Securities shall be subject to repurchase by the Company, at the option of the Holders as provided in Article XIV.

          SECTION 3.02. DENOMINATIONS. The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 or any integral multiple thereof.

          SECTION 3.03. EXECUTION, AUTHENTICATION, DELIVERY AND DATING. The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile. Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities. At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company up to an aggregate principal amount stated in the Securities, to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and an authorized officer of the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as provided in this Indenture and not otherwise. Each Security shall be dated the date of its authentication. No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by an authorized officer of the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

          SECTION 3.04. TEMPORARY SECURITIES. Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions, and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities with the consent of the Trustee.

          If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 10.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

          SECTION 3.05. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE. The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 10.02 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided. Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to
Section 10.02 for such purpose, the Company shall execute, and an authorized officer of the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount. At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and an authorized officer of the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. All Securities issued upon any registration or transfer or exchange of Securities shall be the valid obligations of the Company evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange. Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument or transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing. No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 3.06, 9.06, 11.08, 12.02 or 14.04 not involving any transfer. The Company shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 11.04 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

          SECTION 3.06. MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES. If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Company and the Trustee
(i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

          SECTION 3.07. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED. Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

          Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date notwithstanding the fact that such Holder was a Holder on such Regular Record Date, and such Defaulted Interest may be paid by the Company at its election, as provided in Clause (a) or (b) below:

          (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such

Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (b).

          (b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

          In the case of any Security which is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date, subject to the obligation to deliver funds pursuant to Section 12.02, interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security which is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable.

          SECTION 3.08. PERSONS DEEMED OWNERS. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.07) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          SECTION 3.09. CANCELLATION. All Securities surrendered for payment, redemption, registration of transfer or exchange, conversion or repurchase shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of by the Trustee and a certificate of destruction shall be delivered to the Company.

          SECTION 3.10. COMPUTATION OF INTEREST. Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.


                                      ARTICLE IV

                              SATISFACTION AND DISCHARGE

          SECTION 4.01. SATISFACTION AND DISCHARGE OF INDENTURE. This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of conversion, registration of transfer or exchange of Securities and rights of the Trustee herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1)  either

               (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06 and
          (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
          Section 10.03) have been delivered to the Trustee for cancellation; or

               (B) all such Securities not theretofore delivered to the Trustee for cancellation have become due and payable and the Company has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company;

          (3)  the Trustee has not received any notice pursuant to the terms of
     Section 13.06; and

          (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company in Sections 3.05, 3.06, 6.07, 7.02, 10.01, 10.02 and
10.03 and in Article XII shall survive until the Securities are no longer outstanding and the obligations of the Company in Section 6.07 shall survive termination of this Indenture.

          SECTION 4.02. APPLICATION OF TRUST MONEY. Subject to the provisions of the last paragraph of Section 10.03, all money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee. All moneys deposited with the Trustee pursuant to Section 4.01 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon Company Request.

                                      ARTICLE V

                                       REMEDIES

          SECTION 5.01. EVENTS OF DEFAULT. "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of
Article XIII or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days, whether or not such payment is prohibited by Article XIIII; or

          (2) default in the payment of the principal of (or premium, if any, on) any Security at its Maturity, whether or not such payment is prohibited by Article XIII; or

          (3) default in the payment of the Redemption Price in respect of any Security on the Redemption Date therefor in accordance with the provisions of Article XI, whether or not such payment is prohibited by Article XIII; or

          (4) default in the payment of the Repurchase Price in respect of any Security on the Repurchase Date therefore in accordance with the provision of Article XIV, whether or not such payment is prohibited by Article XIII; or

          (5) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities in written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (6) default, beyond any applicable grace period, if any, in the payment of amounts due under any mortgage, indenture or instrument under which there is outstanding, or by which there is secured or evidenced, any indebtedness of the Company in excess of an aggregate of $25 million at its stated maturity either for borrowed money or representing any Senior

     Indebtedness or default under any such indebtedness that results in the acceleration of such indebtedness prior to its express maturity; PROVIDED, HOWEVER, that if such default under such mortgage, indenture or instrument shall be remedied or cured by the Company or waived by the holders of such indebtedness prior to an acceleration under this Indenture, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or any of the Holders of the Securities; or

          (7) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (8) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated as bankrupt or insolvent, or the consent by the Company to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

          SECTION 5.02. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT. If an Event of Default (other than an Event of Default specified in clause (7) or (8) of

Section 5.01) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable by a notice in writing to the Company (and to the Trustee if given by a Holder), and such principal shall become immediately due and payable. If an Event of Default specified in clause (7) or (8) of Section 5.01 occurs, all unpaid principal and accrued interest on the Securities then outstanding shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

          At any time after a declaration of acceleration has been made as a result of any Event of Default described in Section 5.01, and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue interest on all Securities,

               (B) the principal of (and premium, if any, on) any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities,

               (C) to the extent the payment of such interest is lawful, interest upon overdue interest at the rate borne by the Securities, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

          (2) all Events of Default, other than the nonpayment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

          No such rescission shall affect any subsequent default or impair any right consequent thereon.

          SECTION 5.03. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE. The Company covenants that if

          (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof, including payment of the Redemption Price on any Redemption Date, or

          (3) default is made in the payment of the Change in Control Purchase Price in respect of any Security on the Change in Control Purchase Date thereof in accordance with the provisions of Article XIV.

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

          If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem appropriate to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          SECTION 5.04. TRUSTEE MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable and to take any and all actions authorized under the Trust Indenture Act or any other applicable law as may be appropriate in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding; and

          (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payment to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and any other amounts due the Trustee under Section 6.07.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

          SECTION 5.05. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES. All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

          SECTION 5.06.  APPLICATION OF MONEY COLLECTED.  Subject to
Article XIII, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in the case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST:  To the payment of all amounts due the Trustee under
Section 6.07; and

          SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

          THIRD: To the payment of the remainder, if any, to whomsoever may be lawfully entitled thereto, or as a court of competent jurisdiction may direct.

          SECTION 5.07. LIMITATION ON SUITS. No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

          SECTION 5.08. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST AND TO CONVERT. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 3.07) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to convert such Security in accordance with Article XII and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.

          SECTION 5.09. RESTORATION OF RIGHTS AND REMEDIES. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

          SECTION 5.10. RIGHTS AND REMEDIES CUMULATIVE. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 5.11. DELAY OR OMISSION NOT WAIVER. No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often may be deemed expedient, by the Trustee or by the Holders, as the case may be.

          SECTION 5.12. CONTROL BY HOLDERS. The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; PROVIDED that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

          SECTION 5.13. WAIVER OF PAST DEFAULTS. The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

          (1) in the payment of the principal of (or premium, if any) or interest on any Security,

          (2) in respect of a covenant or provision hereof which under Article X cannot be modified or amended without the consent of the Holder of each Outstanding Security affected, or

          (3) in respect of the conversion rights under Article XII.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          SECTION 5.14. UNDERTAKING FOR COSTS. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this

Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date) or for the enforcement of the right to convert any Security in accordance with
Article XII.

          SECTION 5.15. WAIVER OF STAY OR EXTENSION LAWS. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereinafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                      ARTICLE VI

                                     THE TRUSTEE

          SECTION 6.01. CERTAIN DUTIES AND RESPONSIBILITIES. (a) Except during the continuance of an Event of Default,

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

          (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

          (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

          (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (d) Whether or not therein expressly provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

          SECTION 6.02. NOTICE OF DEFAULTS. Within 90 days after the occurrence of any default hereunder, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; PROVIDED, HOWEVER, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders. The Trustee shall not be deemed to have knowledge of any default except (i) a payment default under Section 5.01(1), (2), (3) or (4) so long as the Trustee is the Paying Agent or (ii) any default of which the Trustee shall have received written notification or a Responsible Officer charged with the administration of this Indenture shall have obtained actual knowledge, and such notification shall not be deemed to include receipt of information obtained in any report or other documents furnished under Section 7.04 of this Indenture, which reports and documents the Trustee shall have no duty to examine. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

          SECTION 6.03. CERTAIN RIGHTS OF TRUSTEE. Subject to the provisions of Section 6.01:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the relevant books, records and premises of the Company, personally or by agent or attorney; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

          SECTION 6.04. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES. The recitals contained in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

          SECTION 6.05. MAY HOLD SECURITIES. The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.08 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not the Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

          SECTION 6.06. MONEY HELD IN TRUST. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest or any money received by it hereunder except as otherwise agreed with the Company.

          SECTION 6.07.  COMPENSATION AND REIMBURSEMENT.  The Company agrees

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advances as may be attributable to any action or failure to act by the Trustee that breaches the applicable standard of care relating thereto; and

          (3) to indemnify the Trustee (including its officers, directors, employees and agents) for, and to hold it harmless against, any loss, liability or expense incurred, unless incurred in connection with any action or failure to act by the Trustee that breaches the applicable standard of care relating thereto, arising out of or in connection with the acceptance or administration of the trust hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          When the Trustee incurs expenses or renders services in connection with an Event of Default specified in clauses (7) and (8) of Section 5.01, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

          The provisions of this Section shall survive the termination of this Indenture.

          SECTION 6.08. DISQUALIFICATION; CONFLICTING INTEREST. The Trustee shall be subject to the provisions of Section 3.10(b) of the Trust Indenture Act. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the penultimate paragraph of Section 3.10(b) of the Trust Indenture Act.

          SECTION 6.09. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY. There shall at all times be a Trustee hereunder who satisfies the requirements of paragraphs (1), (2) and (5) of Section 3.10(a) of the Trust Indenture Act and which shall be a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by Federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

          SECTION 6.10.  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.
(a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

          (b) The Trustee may resign at any time by giving written notice to the Company. If the instrument of acceptance by a successor Trustee required by
Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

          (d)  If at any time:

          (1) The Trustee shall fail to comply with Section 6.08 ,

          (2) the Trustee shall cease to be eligible under Section 6.09, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then in any such case, (i) the Company may remove the Trustee or (ii) subject to
Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.11 within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

          SECTION 6.11. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective, the retiring Trustee shall be released from all obligations for future actions under this Indenture and such successor Trustee, without any further act, deed or conveyance, shall become vested, with all the rights, powers, trusts and duties of the retiring Trustee under this Indenture; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

          SECTION 6.12. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee shall be the successor of the Trustee hereunder; PROVIDED such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

          SECTION 6.13. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY. The Trustee is subject to Section 3.11(a) of the Trust Indenture Act, excluding any creditor relationship listed in Section 3.11(b) of the Trust Indenture Act. A trustee who has resigned or been removed shall be subject to Section 3.11(a) of the Trust Indenture Act to the extent indicated therein.

          SECTION 6.14. APPOINTMENT OF AUTHENTICATING AGENT. The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer, partial conversion or partial redemption thereof or pursuant to Section 3.06, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Whatever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $100,000,000 and subject to supervision or examination by Federal or state authority.

If such Authenticating Agent publishes reports of condition at least annually pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent; PROVIDED such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent, which shall be acceptable to the Company, and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

          The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.07.

          If an appointment is made pursuant to this Section, the Securities may have endorsed thereon in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

          This is one of the Securities described in the within mentioned Indenture.


                                       First Trust of California, National
                                       Association, as Trustee

                                       by
                                       -----------------------------
                                       As Authenticating Agent


                                       by
                                       -----------------------------
                                       As Authorized Signatory


                                     ARTICLE VII

                   HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY

          SECTION 7.01. COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS. If the Trustee is not the Security Registrar, the Company will furnish or cause to be furnished to the Trustee

          (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

          (b) at such other times as the Trustee may request in writing, within 10 Business Days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished.

          SECTION 7.02.  PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.
(a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 or the names and addresses of

Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

          (b) Holders may communicate pursuant to Section 3.12(b) of the Trust Indenture Act with other Holders with respect to their rights under this Indenture or the Securities. The Company, the Security Trustee, the Registrar and any other person shall have the protection of Section 3.12(c) of the Trust Indenture Act.

          SECTION 7.03.  REPORTS BY TRUSTEE.  (a)  If such report is required by
Section 3.13 of the Trust Indenture Act, within 60 days after each May 15, beginning with May 15 following the date of this Indenture, and so long as the Securities shall remain outstanding the Trustee shall mail to each Holder a brief report dated as of such May 15 that complies with Section 3.13(a) of the Trust Indenture Act. The Trustee also shall comply with Section 3.13(b)(2), (c) and (d) of the Trust Indenture Act.

          (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each securities exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when the Securities are listed on any securities exchange.


          SECTION 7.04.  REPORTS BY COMPANY.  The Company shall:

          (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents, and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations including, in the case of annual reports, if required by such rules and regulations, certificates or opinions of independent public accountants, conforming to the requirements of Section 1.02, as to compliance with conditions or covenants, compliance with which is subject to verification by accountants;

          (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (3) transmit by mail to all Holders, in the manner and to the extent provided in Section 7.03(a), such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.


                                     ARTICLE VIII


                 CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

          SECTION 8.01. COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS. The Company shall not consolidate with or merger into any other Person or convey, transfer or lease all or substantially all of its assets to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company unless:

          (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease all or substantially all of its assets to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, all or substantially all of the assets of the Company shall be a corporation, partnership or trust, organized or validly existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for conversion rights in accordance with Section 12.11;

          (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

          SECTION 8.02. SUCCESSOR SUBSTITUTED FOR COMPANY. Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of all or substantially all of the assets of the Company in accordance with Section 8.01, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                      ARTICLE IX

                               SUPPLEMENTAL INDENTURES

          SECTION 9.01. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS. Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities in accordance with Article VIII; or

          (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

          (3) to add any additional Events of Default; or

          (4) to secure the Securities; or

          (5) to make provision with respect to the conversion rights of Holders pursuant to the requirements of Section 12.11; or

          (6) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provision of this Indenture, PROVIDED such action pursuant to this Clause (6) shall not adversely affect the interests of the Holders in any material respect.

          SECTION 9.02. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS. With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

          (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security or, once a Repurchase Notice has been sent following a Change of Control, the date on which the Securities are subject to repurchase pursuant to Article XIV, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof or the price payable upon repurchase pursuant to
     Article XIV, or change the place of payment where, or the coin or currency in which, any Security or any premium or purchase price or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or, in the case of a repurchase pursuant to Article XIV, on or after the Repurchase
     Date), or adversely affect the right to convert any Security as provided in
     Article XII (except as permitted by Section 9.01(5)) or modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to the Holders, or

          (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (3) modify any of the provisions of this Section or Section 5.13 or
     Section 10.09, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          SECTION 9.03. EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel of the Company stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          SECTION 9.04. EFFECT OF SUPPLEMENTAL INDENTURES. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and, subject to Section 9.02, every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

          SECTION 9.05. CONFORMITY WITH TRUST INDENTURE ACT. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

          SECTION 9.06. REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Securities so modified as to conform, in the opinion of the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

          SECTION 9.07. NO IMPAIRMENT OF SUBORDINATES. No supplemental indenture which modifies the provisions of Article XIV in any manner which alters the subordination of the Securities shall be effective against any holder of outstanding Senior Indebtedness without the consent of such holder.


                                      ARTICLE X

                                      COVENANTS

          SECTION 10.01. PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST. The Company shall duly and punctually pay or cause to be paid the principal of (and premium, if any) and interest on the Securities and the Redemption Price and the Repurchase Price, if any, each in accordance with the terms of the Securities and this Indenture.

          To the extent permitted by applicable law, the Company shall pay interest on overdue amounts at the rate set forth in paragraph 1 of the Securities, and it shall pay interest on overdue interest at the same rate compounded semi-annually (to the extent that the payment of such interest shall be legally enforceable), which interest on overdue interest shall accrue from the date such amounts became overdue.

          SECTION 10.02. MAINTENANCE OF OFFICE OR AGENCY. The Company shall maintain in the Borough of Manhattan, The City of New York an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion or purchase pursuant to Article XIV and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company fails to maintain any such required office or agency or fails to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          The Company may also from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designation; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligations to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The

Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

          SECTION 10.03. MONEY FOR SECURITY PAYMENTS TO BE HELD IN TRUST. If the Company at any time acts as its own Paying Agent, it shall, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums are paid to such Persons or otherwise disposed of as herein provided and shall promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents, it shall, prior to each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          The Company shall cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such paying Agent will:

          (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which sums were held by the Company or such Paying

Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York, New York notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

          SECTION 10.04.  STATEMENTS OF OFFICERS OF COMPANY AS TO DEFAULT.
(a) The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof (but no later than the time of filing of the annual report of the Company with the Trustee pursuant to Section 7.04), an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in compliance with all conditions and covenants hereunder, without regard to any period of grace or requirements of notice provided hereunder, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge. The Officers' Certificate need not comply with
Section 1.02 hereof.

          (b) The Company shall file with the Trustee written notice of the occurrence of any default or Event of Default within five Business Days of its becoming aware of any such default or Event of Default.

          SECTION 10.05. EXISTENCE. Subject to Article VIII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect it existence, rights (charter and statutory) and franchise; PROVIDED, HOWEVER, that the Company shall not be required to preserve any such right or franchise if its Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company.

          SECTION 10.06. MAINTENANCE OF PROPERTIES. The Company will cause all properties material to the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times while any Securities are Outstanding; PROVIDED, HOWEVER, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary.

          SECTION 10.07. PAYMENT OF TAXES AND OTHER CLAIMS. The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all material taxes, assessments and governmental charges (including withholding taxes and any penalties, interest and additions to taxes) levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all material lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary, in each case material to the Company and its Subsidiaries taken as a whole; PROVIDED, HOWEVER, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which disputed amounts adequate reserves have been made.

          SECTION 10.08. FURTHER INSTRUMENTS AND ACTS. Upon reasonable request of the Trustee, the Company will execute and deliver such further instruments and perform such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

          SECTION 10.09. WAIVER OF CERTAIN COVENANTS. The Company may omit in any particular instance to comply with any term, provision or condition set forth in this Article X (other than Sections 10.01 through 10.05, inclusive), if before the time for such compliance the Holders of at least a majority (or such greater amount as may be specified in any such term, provision or condition) in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.


                                      ARTICLE XI

                               REDEMPTION OF SECURITIES

          SECTION 11.01. RIGHT OF REDEMPTION. The Securities may be redeemed at the election of the Company, as a whole or from time to time in part, at any time on or after August 9, 1999, and prior to maturity at the Redemption Prices specified in the form of Security hereinbefore set forth for redemptions, together with accrued interest to the Redemption Date (subject to the provisions of Section 11.07); PROVIDED, HOWEVER, if an Event of Default shall have occurred and be continuing, the Securities may be redeemed in part only if redeemed pro rata as to all Holders thereof.

          SECTION 11.02. APPLICABILITY OF ARTICLE. Redemption of Securities at the election of the Company, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

          SECTION 11.03. ELECTION TO REDEEM; NOTICE TO TRUSTEE. The election of the Company to redeem any Securities pursuant to Section 11.01 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed.

          SECTION 11.04. SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED. If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, pro rata or by lot or by a method that complies with the requirements of any exchange on which the Securities are listed that the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000 or any integral multiple thereof) of the principal amount of Securities of a denomination larger than $1,000.

          If any Securities selected for partial redemption are converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection notwithstanding that any such Security is converted in whole or in part before the mailing of the notice of redemption.

          The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

          SECTION 11.05. NOTICE OF REDEMPTION. Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

          All notices of redemption shall state:

          (1) the Redemption Date,

          (2) the Redemption Price,

          (3) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

          (4) that on the Redemption Date, the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date,

          (5) the conversion price, the date on which the right to convert the principal of the Securities to be redeemed will terminate and the place or places where such Securities may be surrendered for conversion, and

          (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

          SECTION 11.06. DEPOSIT OF REDEMPTION PRICE. Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date other than any Securities called for redemption on that date which have been converted prior to the date of such deposit.

          If any Security called for redemption is converted, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of Section 3.07) be returned to the Company or, if then held by the Company, shall be discharged from such trust.

          SECTION 11.07. SECURITIES PAYABLE ON REDEMPTION DATE. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; PROVIDED, HOWEVER, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.07.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.

          Section 11.08. SECURITIES REDEEMED IN PART. Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to Section 10.02 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder

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                                                                              62

thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

          SECTION 11.09. CONVERSION ARRANGEMENTS ON CALL FOR REDEMPTION. Notwithstanding anything to the contrary contained in this Indenture, in connection with any redemption of Securities, the Company, by an agreement with one or more investment bankers or other purchasers, may arrange for such purchasers to purchase all Securities called for redemption (the "Called Securities") which are either (i) surrendered for redemption or (ii) not duly surrendered for redemption or conversion prior to the close of business on the Redemption Date, and to convert the same into shares of Common Stock, by the purchasers' depositing with the Trustee (acting as Paying Agent with respect to the deposit of such amount and as conversion agent with respect to the conversion of such Called Securities), in trust for the Holders of the Called Securities, on or prior to the Redemption Date in the manner agreed to by the Company and such purchasers, an amount sufficient to pay the Redemption Price, payable by the Company on redemption of such Called Securities. In connection with any such arrangement for purchase and conversion, the Trustee as Paying Agent shall pay on or after the Redemption Date such amounts to deposited by the purchasers in exchange for Called Securities surrendered for redemption prior to the close of business on the Redemption Date and for all Called Securities surrendered after such Redemption Date. Notwithstanding anything to the contrary contained in this Article XI, the obligation of the Company to pay the Redemption Price of such Called Securities shall be satisfied and discharged to the extent such amount is so paid by such purchasers; PROVIDED, HOWEVER, that nothing in this Section 11.09 shall in any way relieve the Company of the obligation to pay such Redemption Price on all Called Securities to the extent such amount is not so paid by said purchasers. For all purposes of this Indenture, any Called Securities surrendered by the Holders for redemption, and any Called Securities not duly surrendered for redemption or conversion prior to the close of business on the Redemption Date, shall be deemed acquired by such purchasers from such Holders and surrendered by such purchasers for conversion and shall in all respects be deemed to have been converted, all as of immediately prior to the close of business on the Redemption Date, subject to the deposit by the purchasers of the above amount as aforesaid. Nothing in this
Section 11.09 shall in any way limit the right of any Holder of a Security to convert his Security pursuant to the terms of this Indenture any time prior to the close of business on the tenth day preceding the Redemption Date (or, if such day is not a Business Day, on the next succeeding Business Day).

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                                                                              63


                                     ARTICLE XII

                               CONVERSION OF SECURITIES

          SECTION 12.01. CONVERSION PRIVILEGE AND CONVERSION PRICE. Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, any Security or any portion of the principal amount thereof which is $1,000 or an integral multiple of $1,000 may be converted into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock of the Company which equals the quotient obtained by dividing such principal amount by the conversion price, determined as hereinafter provided, in effect at the time of conversion. In case a Security or portion thereof is called for redemption, such conversion right in respect of the Security or portion so called shall expire at the close of business on the last Business Day preceding the Redemption Date, unless the Company defaults in making the payment due upon redemption.

          The price at which shares of Common Stock shall be delivered upon conversion (herein called the "conversion price") shall be initially $15.81 per share of Common Stock. The conversion price shall be adjusted in certain instances as provided in Section 12.04.

          In case the Company shall, by dividend or otherwise, declare or make a distribution on its Common Stock referred to in paragraph (5) of Section 12.04, the Holder of each Security, upon the conversion thereof pursuant to this Article subsequent to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution and prior to the effectiveness of the conversion price adjustment in respect of such distribution pursuant to paragraph (5) of Section 12.04, shall also be entitled to receive for each share of Common Stock into which such Security is converted, the portion of the cash so distributed applicable to one share of Common Stock. If any conversion of a Security described in the immediately preceding sentence occurs prior to the payment date for a distribution to holders of Common Stock which the Holder of the Security so converted is entitled to receive in accordance with the immediately preceding sentence, the Company may elect (such election to be evidenced by a Board Resolution) to distribute to such Holder a due bill for the cash which such Holder is so entitled; PROVIDED that such due bill (i) meets any applicable requirements of the principal national securities exchange or other market on which the Common Stock is then traded and
(ii) requires payment or delivery of such cash no later than the date of payment or delivery thereof to holders of Common Stock receiving such distribution.

          SECTION 12.02. EXERCISE OF CONVERSION PRIVILEGE. In order to exercise the conversion privilege, the Holder of any Security to be converted shall

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                                                                              64

surrender such Security, duly endorsed or assigned to the Company or in blank, at any office or agency maintained by the Company pursuant to Section 10.02, accompanied by written notice to the Company at such office or agency that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. Securities surrendered for conversion during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date (except Securities or portions thereof called for redemption on a Redemption Date within such period between and including a Regular Record Date and a related Interest Payment Date) shall be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of Securities being surrendered for conversion. Except as provided in the preceding sentence and subject to the last paragraph of Section 3.07, no payment or adjustment shall be made upon any conversion on account of any interest accrued on the Securities surrendered for conversion or on account of any dividends on the Common Stock issued upon conversion.

          Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common stock at such time. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver at such office or agency a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 12.03.

          In the case of any Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities, of authorized denominations in aggregate principal amount equal to the unconverted portion of the principal amount of such Security.

          SECTION 12.03. FRACTIONS OF SHARES. No fractional shares of Common Stock shall be issued upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof) so surrendered. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any Security or Securities (or

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                                                                              65

specified portions thereof), the Company shall pay a cash adjustment (rounded to the nearest cent) in respect of such fraction in an amount equal to the same fraction of the Closing Price per share of the Common Stock at the close of business on the day of conversion (or, if such day is not a Trading Day, on the Trading Day immediately preceding such day).

          SECTION 12.04. ADJUSTMENT OF CONVERSION PRICE. (1) In case the Company shall pay or make a dividend or other distribution on its Common Stock exclusively in Common Stock or shall pay or make a dividend or other distribution on any other class of capital stock of the Company, which dividend or distribution includes Common Stock, the conversion price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (1), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company shall not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

          (2) Subject to the last sentence of paragraph (7) of this Section, in case the Company shall pay or make a dividend or other distribution on its Common Stock consisting exclusively of, or shall otherwise issue to all holders of its Common Stock, rights, warrants or options entitling the holders thereof to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in paragraph (8) of this Section) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights, warrants or options the conversion price in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock that the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become

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                                                                              66

effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company shall not issue any rights or warrants in respect of shares of Common Stock held in the treasury of the Company. If at the end of the period during which such rights or warrants are convertible into Common Stock, not all such rights or warrants have been converted into Common Stock, the conversion price shall be immediately readjusted to what the conversion price would have been based on the number of additional shares of Common Stock actually issued.

          (3) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock or combined into a smaller number of shares of Common Stock, the conversion price in effect at the opening of business on the date following the day upon which such subdivision or combination becomes effective shall be proportionately reduced or increased, as the case may be, such adjustment to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

          (4) Subject to the last sentence of this paragraph (4), in case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of any class of capital stock, cash or assets (including securities, but excluding (x) any rights, warrants or options referred to in paragraph (2) of this Section, (y) any dividend or distribution paid exclusively in cash out of the net profits of the Company for the twelve full calendar months preceding the calendar month in which such dividend or distribution is to be made and (z) any dividend or distribution referred to in paragraph (1) of this Section), the conversion price shall be reduced so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (8) of this Section) of the Common Stock on such date less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), on the date of such effectiveness, of the portion of the evidences of indebtedness, shares of capital stock, cash and assets so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the date following the day fixed for the determination of stockholders entitled to receive such distribution (the "Reference Date"); PROVIDED, HOWEVER that in the event the fair market value (as so determined) of the portion of the evidences of indebtedness,

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                                                                              67

shares of capital stock, cash and assets so distributed applicable to one share of Common Stock is equal to greater than such current market price per share of Common Stock, or if the excess of such current market price per share over such fair market value is less than $1.00, then adequate provision shall be made so that the Holders shall have the right to receive upon conversion of the Securities the amount of evidences of indebtedness, shares of capital stock, cash and assets such Holder would have received had the Holder converted the Securities immediately prior to the Reference Date. If the Board of Directors determines the fair market value of any distribution for purposes of this paragraph (4) by reference to the actual or when issued trading market for any securities included in such distribution, it shall in doing so consider the prices in such market over the same period used in computing the current market price per share pursuant to paragraph (8) of this Section. For purposes of this paragraph (4), any dividend or distribution that includes shares of Common Stock, rights, warrants or options to subscribe for or purchase shares of Common Stock or other securities convertible into or exchangeable for shares of Common Stock shall be deemed instead to be (a) a dividend or distribution of the evidences of indebtedness, cash, assets or shares of capital stock other than such shares of Common Stock, such rights, warrants or options or such other convertible or exchangeable securities (making any conversion price reduction required by this paragraph (4) immediately followed by (b) in the case of such shares of Common Stock or such rights, warrants or options, a dividend or distribution thereof (making any further conversion price reduction required by paragraph (1) or (2) of this Section, except (i) the Reference Date of such dividend or distribution as defined in this paragraph (4) shall be substituted as "the date fixed for the determination of stockholders entitled to receive such distribution" and "the date fixed for such determination" within the meaning of paragraphs (1) and (2) of this Section and (ii) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of paragraph (1) of this Section) or (c) in the case of such other convertible or exchangeable securities, a dividend or distribution of such number of shares of Common Stock as would then be issuable upon the conversion of exchange thereof, whether or not the conversion or exchange of such securities is subject to any conditions (making any further conversion price reduction required by paragraph (1) of this Section, except (i) the Reference Date of such dividend or distribution as defined in this paragraph (4) shall be substituted as "the date fixed for the determination of stockholders entitled to receive such distribution" and "the date fixed for such determination" and
(ii) the shares deemed to constitute such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination," each within the meaning of paragraph (1) of this Section).

          (5) In case the Company shall, by dividend or otherwise, at any time distribute to all holders of its Common Stock cash (including any distribution of cash

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                                                                              68

out of the retained earnings of the Company but excluding any cash that is distributed as part of a distribution requiring a conversion price adjustment pursuant to paragraph (4) of this Section) in an aggregate amount that, together with (i) the aggregate amount of any other distributions to all holders of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution and in respect of which no conversion price adjustment pursuant to paragraph (4) of this Section or this paragraph (5) has been made and (ii) the portion of the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of consideration payable in respect of any tender offer or exchange offers by the Company or a Subsidiary of all or any portion of the Company's Common Stock concluded within the 12 months preceding the date of payment of such distribution and in respect of which no conversion price adjustment pursuant to paragraph (6) of this Section or this paragraph (5) of this Section has been made that is in excess of an amount equal to the product of (x) the number of shares of Common Stock with respect to which the aggregate tender or exchange offer or negotiated purchase consideration is payable multiplied by (y) the average of the daily Closing Prices per share of Common Stock on the five consecutive Trading Days selected by the Company out of the 10 consecutive Trading Days next succeeding the date of payment of such the negotiated purchase consideration or expiration of the tender or exchange offer, as the case may be, exceeds 20% of the product of the current market price per share (determined as provided in paragraph (8) of this Section) of the Common Stock on the date fixed for determining stockholders entitled to receive such distribution multiplied by the number of shares of Common Stock outstanding on such date (excluding shares held in the treasury of the Company), the conversion price shall be reduced so that the same shall equal the price determined by multiplying such conversion price in effect immediately prior to the close of business on the date fixed for such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (8) of this Section) of the Common Stock on the date of such distribution less the amount of cash so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share (determined as provided in paragraph (8) of this Section) of the Common Stock on the date of such distribution, such reduction to become effective immediately prior to the opening of business on the day following the date fixed for the payment of such distribution.

          (6) In case a tender or exchange offer (the "Current Purchase") made by the Company or any Subsidiary for all or any portion of the Company's outstanding Common Stock shall be consummated, if the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of consideration payable in respect of such tender offer or exchange offer is in excess of an amount equal to the

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                                                                              69

product of (a) the number of shares of Common Stock with respect to which the aggregate tender offer or exchange offer consideration is payable multiplied by
(b) the average of the daily Closing Prices per share of Common Stock on the five consecutive Trading Days selected by the Company out of the 10 consecutive Trading Days next succeeding the date of payment of the purchase consideration or expiration of the tender offer or exchange offer, as the case may be (the "Reference Price"), and the amount of such excess, together with (i) the portion of the aggregate of the cash, plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of consideration payable in respect of any tender offer or exchange offer (the "Prior Purchase") by the Company or a Subsidiary for all or any portion of the Company's Common Stock concluded within the 12 months preceding the expiration of a tender offer or exchange offer or the consummation of any negotiated purchase, as the case may be, that is the subject of the Current Purchase (the "Current Purchase Expiration Time") and in respect of which no conversion price adjustment pursuant to paragraph (5) of this Section or this paragraph (6) has been made, that is in excess of an amount equal to the product of (a) the number of shares of Common Stock with respect to which the aggregate consideration for the Prior Purchase was payable multiplied by (b) the average of the daily Closing Prices per share of Common Stock on the five consecutive Trading Days selected by the Company out of the 10 consecutive Trading Days next succeeding the date of payment of the purchase consideration or expiration of the tender or exchange offer, as the case may be, with respect to the negotiated purchase, tender offer or exchange offer that was the subject of the Prior Purchase, and (ii) the aggregate amount of any distributions to all holders of the Company's Common Stock made exclusively in cash (specifically including distributions of cash out of retained or current earnings) within the 12 months preceding the expiration of the tender offer or exchange offer and as to which no adjustment pursuant to paragraph (4) or paragraph (5) of this
Section 12.04 has been made, exceeds 20% of the product of the Reference Price multiplied by the number of shares of Common Stock outstanding (including any tendered shares but excluding any shares held in the Treasury of the Company) on the Current Purchase Expiration Time, the conversion price shall be reduced so that the same shall equal the price determined by multiplying such conversion price in effect immediately prior to the Current Purchase Expiration Time by a fraction of which the numerator shall be (i) the product of the Reference Price multiplied by the number of shares of Common Stock outstanding (including any tendered shares but excluding any shares held in the treasury of the Company) on the Current Purchase Expiration Time minus (ii) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender offer or other negotiated purchase) of all shares validly tendered and not withdrawn or purchased in any negotiated purchase as of the Current Purchase Expiration Time (the shares deemed so accepted, purchased or exchanged, up to any

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                                                                              70

such maximum, being referred to as the "Purchased Shares") and the denominator shall be the product of (i) such Reference Price multiplied by (ii) such number of outstanding shares (excluding any shares held in the treasury of the Company) on the Current Purchase Expiration Time less the number of Purchased Shares, such reduction to become effective immediately prior to the opening of business on the day following the Current Purchase Expiration Time.

          (7) The reclassification of Common Stock into securities other than Common Stock (other than any reclassification upon a consolidation or merger to which Section 12.11 applies) shall be deemed to involve (a) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the Reference Date" within the meaning of paragraph (4) of this Section), and (b) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective," as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph (3) of this Section). Rights, warrants or options issued by the Company to all holders of its Common Stock entitling the holders thereof to subscribe for or purchase shares of Common Stock or Preferred Stock, which rights, warrants or options (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of Common Stock, in each case in clauses (i) through (iii) until occurrence of a specified event or events ("Trigger Event"), shall for purposes of this Section 12.04 not be deemed issued until the occurrence of the earliest Trigger Event.

          (8) For the purpose of any computation under this paragraph and paragraphs (2), (4) and (5) of this Section, the current market price per share of Common Stock on any date shall be deemed to be the average of the daily Closing Prices for the five consecutive Trading Days selected by the Company commencing not more than 20 Trading Days before, and ending not later than the relevant date; PROVIDED, HOWEVER, that (i) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the conversion price pursuant to paragraph (1), (2), (3), (4), (5) or (6) above occurs on or after the 20th Trading Day prior to the day in question and prior to the "ex" date for the issuance or distribution requiring such computation, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the conversion price is so required to be adjusted as a result of such other event, (ii) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires

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                                                                              71

an adjustment to the conversion price pursuant to paragraph (1), (2), (3), (4),
(5) or (6) above occurs on or after the "ex" date for the issuance or distribution requiring such computation and on or prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the conversion price is so required to be adjusted as a result of such other event, and (iii) if the "ex" date for the issuance or distribution requiring such computation is on or prior to the day in question, after taking into account any adjustment required pursuant to clause (i) or (ii) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value on the day in question (as determined by the Board of Directors in a manner consistent with any determination of such value for purposes of paragraph (4) or (5) of this Section, whose determination shall be conclusive and described in a Board Resolution) of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date. For the purpose of any computation under paragraph (6) of this Section, the current market price per share of Common Stock on any date shall be deemed to be the average Closing Prices for the five consecutive Trading Days selected by the Company commencing on or after the latest (the "Commencement Date") of (i) the date 20 Trading Days before the date in question, (ii) the date of commencement of a tender offer requiring such computation and (iii) the date of the last amendment, if any, of such a tender offer involving a change in the maximum number of shares for which tenders are sought or a change in the consideration offered, and ending not later than the expiration time with respect to the tender offer or negotiated purchase, as the case may be; PROVIDED, HOWEVER, that if the "ex" date for any event (other than the tender offer requiring such computation) that requires an adjustment to the conversion price pursuant to paragraph (1), (2), (3), (4), (5) or (6) above occurs on or after the Commencement Date and prior to the expiration time for the tender offer requiring such computation, the Closing Price for each Trading Day prior to the "ex" date, for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the conversion price is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date, (i) when used with respect to any issuance or distribution, means the first day on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution, (ii) when used with respect to any subdivision or combination of shares of Common Stock, means the first day on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and (iii) when used with respect to any tender offer means the first date on which the Common Stock trades regular way on such exchange or in such market after the expiration time of such tender offer.

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                                                                              72

          (9) The Company may make such reductions in the conversion price, in addition to those required by paragraphs (1), (2), (3), (4), (5), (6), (7) and
(8) of this Section, as it considers to be advisable in order to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for Federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients.

          (10) No adjustment in the conversion price shall be required unless such adjustment would require an increase or decrease of at least 1% in the conversion price; PROVIDED, HOWEVER, that any adjustments which by reason of this paragraph (11) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All adjustments to the conversion price shall be to the nearest cent.

          (11) Anything herein to the contrary notwithstanding, in the event the Company shall declare any dividend or distribution requiring an adjustment in the conversion price hereunder and shall, thereafter and before the payment of such dividend or distribution to stockholders, legally abandon its plan to pay such dividend or distribution or, if such dividend or distribution was contingent on the occurrence of one or more events, not pay such dividend or distribution upon the failure of such condition, the conversion price then in effect hereunder, if changed to reflect such dividend or distribution, shall upon the legal abandonment of such plan or such nonpayment of such contingent dividend or distribution, be changed (on a prospective basis for any Securities not theretofore converted) to the conversion price which would have been in effect at the time of such abandonment (after giving effect to all other adjustments not so legally abandoned pursuant to the provisions of this
Article XII) had such dividend or distribution never been declared.

          (12) Notwithstanding any other provision of this Section 12.04, no adjustment to the conversion price shall reduce the conversion price below the then par value per share of the Common Stock, and any such purported adjustment shall instead reduce the conversion price to such par value. The Company hereby covenants not to take any action (i) to increase the par value per share of the Common Stock or (ii) that would or does result in any adjustment in the conversion price that, if made without giving effect to the previous sentence, would cause the conversion price to be less than the then par value per share of the Common Stock.

          SECTION 12.05. NOTICE OF ADJUSTMENTS OF CONVERSION PRICE. Whenever the conversion price is adjusted as herein provided:

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                                                                              73

          (a) the Company shall compute the adjusted conversion price in accordance with Section 12.04 and shall prepare a certificate signed by the Treasurer of the Company setting forth the adjusted conversion price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed (with a copy to the Trustee) at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 10.02; and

          (b) a notice stating that the conversion price has been adjusted and setting forth the adjusted conversion price shall forthwith be required, and as soon as practicable after it is required, such notice shall be mailed by the Company to all Holders at their last addresses as they shall appear in the Security Register.

          SECTION 12.06.  NOTICE OF CERTAIN CORPORATE ACTIVITIES.  In case:

          (a) the Company takes any action that would require an adjustment in the conversion price pursuant to paragraphs (1) through (7) of
     Section 12.04; or

          (b) of any consolidation, merger or share exchange to which the Company is a party and for which approval of stockholders of the Company is required or of the conveyance or transfer of all or substantially all of the assets of the Company; or

          (c) of the voluntary or involuntary dissolution, liquidation or winding up of the Company:

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 10.02, and shall cause to be mailed to the Trustee and all Holders at their last addresses as they shall appear in the Security Register, at least 20 days prior to the applicable record, effective or expiration date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights, warrants or options, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, warrants or options are to be determined, or (y) the date on which any reclassification, consolidation, merger, share exchange, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange,

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                                                                              74

conveyance, transfer, dissolution, liquidation or winding up, or (z) the date on which any tender offer commenced, the date on which such tender offer is scheduled to expire unless extended, the consideration offered and the other material terms thereof (or the material terms of any amendment thereto).

          SECTION 12.07. COMPANY TO RESERVE COMMON STOCK. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock for the purpose of effecting the conversion of Securities, the full number of shares of Common Stock then issuable upon the conversion of all outstanding Securities.

          SECTION 12.08. TAXES ON CONVERSIONS. The Company will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company or Securities Registrar the amount of any such tax, or has established to the satisfaction of the Company or Securities Registrar that such tax has been paid.

          SECTION 12.09. COVENANT AS TO COMMON STOCK. The Company covenants that all shares of Common Stock which may be issued upon conversion of Securities will upon issue be fully paid and nonassessable and, except as provided in Section 12.08, the Company will pay all taxes, liens and charges with respect to the issue thereof.

          The Company will endeavor promptly to comply with all federal and state securities laws regulating the offer and delivery of shares of Common Stock upon conversion of Securities, if any, and will list or cause to have quoted such shares of Common Stock on each national securities exchange or in the over-the-counter market or such other market on which the Common Stock is then listed or quoted.

          SECTION 12.10. CANCELLATION OF CONVERTED SECURITIES. All Securities delivered for conversion shall be delivered to the Trustee to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in
Section 3.09.

          SECTION 12.11. PROVISIONS IN CASE OF CONSOLIDATION, MERGER, SHARE EXCHANGE OR CONVEYANCE OF ASSETS. In case of any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any

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                                                                              75

reclassification, conversion, exchange, or cancellation of outstanding shares of Common Stock ) any exchange of shares of Common Stock of the Company with any Person pursuant to a plan of exchange or any conveyance, transfer or lease of all or substantially all of the Company's assets, the Person formed by such consolidation or resulting from such merger or which acquires shares of Common Stock of the Company pursuant to a share exchange or which acquires or leases such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then outstanding shall have the right thereafter, during the period such Security shall be convertible as specified in Section 12.01, to convert such Security only into the kind and amount of securities, cash and other property receivable, if any, upon such consolidation, merger, share exchange, conveyance, transfer or lease by a holder of the number of shares of Common Stock of the Company into which such Security might have been converted immediately prior to such consolidation, merger, share exchange, conveyance, transfer or lease, assuming such holder of Common Stock of the Company (i) is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or with which the Company consummated a share exchange or to which such conveyance, transfer or lease was made, as the case may be ("Constituent Person"), or an Affiliate of a Constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, share exchange, conveyance, transfer or lease (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, share exchange, conveyance, transfer or lease is not the same for each share of Common Stock of the Company held immediately prior to such consolidation, merger, conveyance, transfer or lease by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such consolidation, merger, share exchange, conveyance, transfer or lease by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. If the issuer of any such securities is an Affiliate of the Person formed by such consolidation, resulting from such merger consummating such share exchange or acquiring such assets, such issuer shall join in such supplemental indenture for the purpose of making the provisions required by this Section. The above provisions of this Section shall similarly apply to successive consolidations, merger, share exchanges, conveyances, transfers and leases.

          SECTION 12.12. TRUSTEE ADJUSTMENT DISCLAIMER. The Trustee has no duty to determine when an adjustment under this Article XII should be made, how it should be made or what it should be. The Trustee has no duty to determine whether a supplemental indenture under Section 12.11 need be entered into or whether any provisions of any supplemental indenture are correct. The Trustee shall not be accountable for and makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities. The Trustee shall not be responsible for the Company's failure to comply with this
Article XII.

          SECTION 12.13. WHEN NO ADJUSTMENT REQUIRED. (a) Except as expressly set forth in Section 12.04, no adjustment in the conversion price shall be made because the Company issues, in exchange for cash, property or services, shares of Common Stock, or any securities convertible into or exchangeable for shares of Common Stock, or securities (including warrants, rights and options) carrying the right to subscribe for or purchase shares of Common Stock or such convertible or exchangeable securities.

          (b) No adjustment in the conversion price shall be made pursuant to
Section 12.04 in respect of any dividend or distribution if the Holders may participate therein (on a basis determined in good faith to be fair by the Board of Directors) and receive the same consideration they would have received if they had converted the Securities immediately prior to the record date with respect to such dividend or distribution (a "Non-Adjustment Distribution"). All Non-Adjustment Distributions shall be ignored for purposes of any computation.


                                     ARTICLE XIII

                             Subordination of Securities

          SECTION 13.01. AGREEMENT TO SUBORDINATE BY COMPANY. Notwithstanding anything in this Indenture to the contrary (other than the last paragraph of Section 15.05), the Company, for itself, its successors and assigns, covenants and agrees, and each Holder of Securities, by his acceptance thereof, likewise covenants and agrees, that payment by the Company of the principal of and premium, if any, and interest on each and all of the Securities, and payment in respect of any repurchase of the Securities pursuant to Section 14.01, are hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Senior Indebtedness.

          SECTION 13.02. DISTRIBUTION ON DISSOLUTION, LIQUIDATION AND REORGANIZATION; SUBROGATION. Upon any distribution of assets of the Company upon

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                                                                              77

any dissolution, winding up, liquidation or reorganization of the Company, whether in bankruptcy, insolvency, reorganization or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Company or otherwise (subject to the power of a court of competent jurisdiction to make other equitable provision reflecting the rights conferred in this Indenture upon the Senior Indebtedness and the holders thereof, with respect to the Securities and the holders thereof, by a lawful plan of reorganization under applicable bankruptcy law),

          (a) the holders of all Senior Indebtedness shall be entitled to receive payment in full of the Senior Indebtedness before the Holders of the Securities are entitled to receive any payment upon the principal of or premium, if any, or interest on indebtedness evidenced by the Securities; and

          (b) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article XIII shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

          (c) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by the Holders of the Securities or by the Trustee before all Senior Indebtedness is paid in full, such payment or distribution shall be paid over to the holders of such Senior Indebtedness, or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably as aforesaid, for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

          Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company, applicable to Senior Indebtedness until the principal of, premium, if any, and interest on the Securities shall be paid in full and no such payments or distributions to the Holders of the Securities of cash, property or securities otherwise distributable to the holders of Senior Indebtedness and the Holders of the Securities be deemed to be a payment by the Company to or on account of the Securities. It is understood that the provisions of this
Article XIII are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand, and the holders of Senior Indebtedness on the other hand. Nothing contained in this
Article XIII or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness and the Holders of the Securities, as the case may be, the obligations of the Company, which are unconditional and absolute, to pay to the Holders of the Securities the principal of, premium, if any, and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or in the Securities prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this
Article XIII of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.
Upon any payment or distribution of assets of the Company referred to in this
Article XIII, the Trustee, subject to the provisions of Section 6.01, shall be entitled to rely upon a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XIII.

          The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness. In the absence of its gross negligence or willful misconduct, the Trustee shall not be liable to any such holder if it shall pay over or distribute to or on behalf of Holders of Securities or the Company moneys or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article XIII.

          If the Trustee or any Holder of Securities does not file a proper claim or proof of debt in the form required in any proceeding referred to above prior to 30 days before the expiration of the time to file of such claim in such proceeding, then the holder of any Senior Indebtedness is hereby authorized, and has the right, to file an appropriate claim or claims for or on behalf of such Holder of Securities.

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                                                                              79

          SECTION 13.03. NO PAYMENT IN EVENT OF DEFAULT ON SENIOR INDEBTEDNESS. In the event that any Payment Default shall have occurred and be continuing, then no payment of account of any principal, premium (if any), interest, redemption or repurchase of the Securities shall be made unless and until such Payment Default shall have been cured or waived or shall have ceased to exist or all amounts then due and payable in respect of Senior Indebtedness shall have been paid in full, or provisions shall have been made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness.

          In the event that any Non-Payment Default shall have occurred with respect to any Designated Senior Indebtedness and be continuing, then, upon the receipt by the Trustee of written notice of such Non-Payment Default from holders of Designated Senior Indebtedness (as defined below) or a representative thereof, no payment on account of any principal, premium (if any), interest, redemption or repurchase of the Securities shall be made during the period (the "Payment Blockage Period") commencing on the date of such receipt of such written notice and ending on the earlier of (i) the date on which the Trustee shall have received written notice of such Non-Payment Default shall have been cured or waived or shall have ceased to exist or any acceleration of the Designated Senior Indebtedness to which such Non-Payment Default relates shall have been rescinded or annulled or such Senior Indebtedness shall have been discharged and (ii) the 180th day after the date of such receipt of such written notice PROVIDED, HOWEVER, during any 360-day period the aggregate of all Payment Blockage Periods shall not exceed 180 days and there shall be a period of at least 180 consecutive days in each 360-period when no Payment Blockage Period is in effect. For all purposes of this paragraph, no Non-Payment Default that existed or was continuing on the date of commencement of any Payment Blockage Period shall be, or be made, the basis for the commence of a subsequent Payment Blockage Period by Holders of Senior Indebtedness on their representatives unless such Non-Payment Default shall have been cured for a period of not less than 90 consecutive days. "Designated Senior Indebtedness" means (i) any indebtedness under the Credit Facility and (ii) any other Senior Indebtedness of the Company which, at the date of determination, has an aggregate principal amount of, or under which, at the date of determination, the holders thereof are committed to lend up to, at least $35 million and is specifically designated by the Company in the instrument evidencing or governing such Senior Indebtedness as "Designated Senior Indebtedness" for purposes of the Indenture.

          In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such

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                                                                              80

Holder, then and in such event such payment shall be paid over and delivered forthwith to the holders of the relevant Designated Senior Indebtedness (or their respective representatives).

          The provisions of this Section shall not apply to any payment with respect to which Section 13.02 would be applied.

          SECTION 13.04. PAYMENTS PERMITTED. Nothing contained in this Indenture or in any of the Securities shall (a) affect the obligation of the Company to make, or prevent the Company from making, at any time except as provided in Sections 13.02 and 13.03, payments of principal of, premium, if any, or interest on the Securities or (b) prevent the application by the Trustee of any moneys deposited with it hereunder to the payment of or on account of the principal of, premium, if any, or interest on the Securities unless the Trustee shall have received at its Corporate Trust Office written notice of any event prohibiting the making of such payment more than three Business Days prior to the date fixed for such payment.

          SECTION 13.05. AUTHORIZATION TO TRUSTEE TO EFFECT SUBORDINATION. Each Holder of Securities by his acceptance thereof authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article XIII and appoints the Trustee to his attorney-in-fact for any and all such purposes.

          SECTION 13.06. NOTICES TO TRUSTEE. Notwithstanding the provisions of this Article or any other provisions of this Indenture, neither the Trustee nor any Paying Agent (other than the Company) shall be charged with knowledge of the existence of any Senior Indebtedness or of any event which would prohibit the making of any payment of moneys to or by the Trustee or such Paying Agent, unless and until the Trustee or such Paying Agent shall have received (in the case of the Trustee, at its Corporate Trust Office) written notice thereof from the Company or from the holder of any Senior Indebtedness or from the trustee for any such holder, together with proof reasonably satisfactory to the Trustee of such holding of Senior Indebtedness or of the authority of such trustee; PROVIDED, HOWEVER, that if at least three Business Days prior to the date upon which by the terms hereof any such moneys may become payable for any purpose (including, without limitation, the payment of either the principal of, premium, if any, or interest on any Security) the Trustee shall not have received with respect to any such moneys the notice provided for in this Section 13.06, then, anything herein contained to the contrary notwithstanding, the Trustee shall have the full power and authority to receive such moneys and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary, which may be received by it on or after such three Business Days prior to such date. The Trustee shall be entitled to rely on

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                                                                              81

the delivery to it of a written notice by a person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such a notice has been given by a holder of Senior Indebtedness or a trustee on behalf of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article XIII, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article XIII and, if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

          SECTION 13.07. TRUSTEE AS HOLDER OF SENIOR INDEBTEDNESS. The Trustee shall be entitled to all the rights set forth in this Article XIII in respect of any Senior Indebtedness at any time held by it to the same extent as any other holder of Senior Indebtedness and nothing in Section 6.13 or elsewhere in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

          SECTION 13.08. MODIFICATION OF TERMS OF SENIOR INDEBTEDNESS. Any renewal or extension of the time of payment of any Senior Indebtedness or the exercise by the holders of Senior Indebtedness of any of their rights under any instrument creating or evidencing Senior Indebtedness, including, without limitation, the waiver of default thereunder, may be made or done all without notice to or assent from the Holders of the Securities or the Trustee.

          No compromise, alteration, amendment, modification, extension, renewal or other change of, or waiver, consent or other action in respect of, any liability or obligation under or in respect of, or of any of the terms, covenants or conditions of any indenture or other instrument under which any Senior Indebtedness is outstanding or of such Senior Indebtedness, whether or not such action is in accordance with the provisions of any applicable document, shall in any way alter or affect any of the provisions of this Article XIII or of the Securities relating to the subordination thereof.

                                     ARTICLE XIV

                             RIGHT TO REQUIRE REPURCHASE

          SECTION 14.01. REPURCHASE OF SECURITIES AT OPTION OF THE HOLDER UPON CHANGE OF CONTROL. (a) If at any time there shall have occurred a Change of Control with respect to the Company, each Holder shall have the right, at such Holder's option, subject to the terms and conditions of this Indenture, to require the Company to repurchase all or a portion of such Holder's Securities (in denominations of $1,000 or integral multiples thereof), at the purchase price equal to 100% of the principal amount plus accrued interest (the "Repurchase Price") to the Repurchase Date (the "Repurchase Date") that is
75 days after the date the Company's Change of Control Notice (as defined below) is mailed (or such earlier or later date as is required by law, rule or regulation), subject to substantial satisfaction by or on behalf of the Holder of the requirements set forth in Section 14.01(c). Promptly, but in any event within 29 days following any such Change of Control, the Company hereby covenants, with respect to any Senior Indebtedness that would prohibit the repurchase of Securities by the Company in the event of such Change of Control, to: either (i) repay all such Senior Indebtedness in full, in cash, or
(ii) obtain the requisite consents under such Senior Indebtedness or any agreement pursuant to which any such Senior Indebtedness is issued to permit the repurchase of the Securities as provided below. The foregoing shall in no way limit the occurrence of an Event of Default, including an Event of Default arising from a default under the covenants of the second sentence of this
Section 14.01(a), and the right to demand payment of the Securities upon acceleration thereafter.

          (b) Within 15 days after the Company knows or reasonably should know the Change of Control has occurred, the Company covenants that it shall mail a written notice (the "Change of Control Notice") of Change of Control by first-class mail to the Trustee and to each Holder (and to beneficial owners as required by applicable law) and shall cause a copy of such notice to be published in a daily newspaper of national circulation. The notice shall state:

          (i) the events causing a Change of Control (specifying such event) and the date of such Change of Control;

          (ii) the date by which the Change of Control Purchase Notice to this
     Section 14.01 must be given;

          (iii) the Repurchase Date;

          (iv) the Repurchase Price;

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                                                                              83

          (v) the name and address of the Paying Agent and the conversion agent;

          (vi) the conversion price and any adjustments thereto;

          (vii) that Securities as to which a Change of Control Purchase Notice has been given may be converted into Common Stock only if the Change of Control Purchase Notice has been withdrawn in accordance with the terms of this Indenture;

          (viii) the procedures the Holder must follow to exercise the rights under this Section 14.01 and a brief description of such rights:

          (ix) that brief description of the conversion rights of the Securities; and

          (x) the procedures for withdrawing a Change of Control Purchase
     Notice.

The Change of Control Notice shall also state whether or not the Company has satisfied its obligations to the holders of the Senior Indebtedness of the type referred to in Section 14.01(a) as required pursuant to Section 14.01(a). If the Company is unable to satisfy such obligations, the Change of Control Notice shall also state that the Company is or will be in default under Section 5.01(4) of the Indenture, that receipt by the Company of one or more Change of Control Purchase Notices by Holders of at least 25% of the outstanding Securities will constitute a Notice of Default thereunder, and that the failure of the Company to cure such default within 60 days (or the then applicable time period) shall be an Event of Default allowing the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities to declare the principal of all the Securities to be due and payable immediately.

          (c) A Holder may exercise its rights specified in Section 14.01(a) upon delivery of a written notice of purchase (a "Change of Control Purchase Notice") to the Company or an agent designated by the Company for such purpose on or before the third Business Day prior to the Repurchase Date, stating:

          (i) the certificate number or numbers of the Security or Securities which the Holder will deliver to be purchased;

          (ii) the portion of the principal amount of the Security or Securities which the Holder will deliver to be repurchased, which portion must be $1,000 or an integral multiple thereof; and

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                                                                              84

          (iii) that such Security or Securities shall be repurchased pursuant to the terms and conditions specified in this Article XIV.

The delivery of such Security or Securities to the Paying Agent (together with all necessary endorsements) at the offices of the Paying Agent shall be a condition to the receipt by the Holder of the Repurchase Price therefor; PROVIDED, HOWEVER, that such Repurchase Price shall be so paid pursuant to this
Section 14.01 only if the Security or Securities so delivered to the Paying Agent shall conform in all respects to the description thereof set forth in the related Change of Control Purchase Notice. The Company shall repurchase from the Holder thereof, pursuant to this Section 14.01, a portion of a Security if the principal amount of such portion is $1,000 or an integral multiple of $1,000. Any repurchase by the Company contemplated pursuant to the provisions of this Section 14.01 shall be consummated by the delivery of the consideration to be received by the Holder promptly following the Repurchase Date. Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Change of Control Purchase Notice contemplated by this
Section 14.01(c) shall have the right to withdraw such Change of Control Purchase Notice at any time prior to the close of business on the Repurchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 14.02.

          SECTION 14.02 EFFECT OF CHANGE OF CONTROL PURCHASE NOTICE. Upon receipt by the Company of the Change of Control Purchase Notice specified in
Section 14.01, the Holder of the Security in respect of which such notice was given shall (unless such notice is withdrawn as specified in the following paragraph) thereafter be entitled to receive solely the Repurchase Price with respect to such Security. Such price shall be paid to such Holder (provided the conditions in Section 14.01 have been satisfied) promptly following the Repurchase Date with respect to such Security delivery of such Security. Securities in respect of which a Change of Control Purchase Notice has been given by the Holder thereof may not be converted into shares of Common Stock on or after the date of the delivery of such Change of Control Purchase Notice unless such notice has first been validly withdrawn as specified in the following paragraph.

          A Change of Control Purchase Notice may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent at any time prior to the close of business on the Repurchase Date specifying:

          (i) the certificate number or numbers of the Security or Securities in respect of which such notice of withdrawal is being submitted;

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                                                                              85

          (ii) the portion of the principal amount of the Security or Securities with respect to which such notice of withdrawal is being submitted, which amount must be $1,000 or an integral multiple thereof; and

          (iii) the portion of the principal amount, if any, of such Security or Securities which remains subject to the original Change of Control Purchase Notice and which has been or will be delivered for purchase by the Company, which amount must be $1,000 or an integral multiple thereof.

In addition to the requirement that the Company must first comply with the covenants set forth in Section 14.01, there shall be no repurchase of any Securities pursuant to Section 14.01 if there has occurred (prior to, on or after the giving, by the Holders of such Securities, of the required Change of Control Purchase Notice) and is continuing an Event of Default. The foregoing shall in no way limit the occurrence of an Event of Default, including an Event of Default arising from a default under the covenants in this Article XIV and the right to demand payment of the Securities upon acceleration thereafter.

          SECTION 14.03. DEPOSIT OF REPURCHASE PRICE. On or before the Business Day following the Repurchase Date, the Company shall deposit with the Trustee or with the Paying Agent (or, if the Company or a Subsidiary or an Affiliate of either of them is the Paying Agent, shall segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Securities or portions thereof which are to be purchased as of the Repurchase Date.

          SECTION 14.04. SECURITIES PURCHASED IN PART. Any Security which is to be purchased only in part shall be surrendered at the office of the Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and make available for delivery to the Holder of such Security, without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the Security so surrendered which is not purchased.

          SECTION 14.05. COVENANT TO COMPLY WITH SECURITIES LAWS UPON PURCHASE OF SECURITIES. In connection with any purchase of Securities under
Section 14.01 hereof, the Company shall, to the extent then applicable and required by law: (i) comply with Rule 13e-4 and Rule 14e-1 (which terms, as used herein, includes any successor provision thereto) under the Exchange Act;
(ii) file the related Schedule 13E-4 (or any successor or similar schedule, form or report) under the

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                                                                              86

Exchange Act; and (iii) otherwise comply with all federal and state securities laws so as to permit the rights and obligations under Section 14.01 to be exercised in the time and in the manner specified in Section 14.01.


                                      ARTICLE XV

                          DEFEASANCE AND COVENANT DEFEASANCE

          SECTION 15.01. COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE. The Company may at its option by Board Resolution, at any time, elect to have either Section 15.02 or Section 15.03 applied to the Outstanding Securities upon compliance with the conditions set forth below in this
Article XV.

          SECTION 15.02. DEFEASANCE AND DISCHARGE. Upon the Company's exercise of the option provided in Section 15.01 applicable to this Section and satisfaction of the conditions set forth in Section 15.04, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities (including the provision of Article XIII hereof) on the date the conditions set forth below are satisfied (hereinafter, "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities to receive, solely from the trust fund described in Section 15.04 and as more fully set forth in such Section, payments in respect of the principal of and premium, if any, and interest on such Securities when such payments are due; (B) the Company's obligations with respect to such Securities under Sections 3.05, 3.06, 6.07, 7.01, 7.04, 10.02 and 10.03; (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Company's obligations with respect thereto; (D) the Company's obligations under Article XII; and (E) this Article XV.

          Subject to compliance with this Article XV, the Company may exercise its option under this Section 15.02 notwithstanding the prior exercise of its option under Section 15.03.

          SECTION 15.03. COVENANT DEFEASANCE. Upon the Company's exercise of the option provided in Section 15.01 applicable to this Section and satisfaction of the conditions set forth in Section 15.04, the Company (i) shall be released from its obligations under Section 10.07, Section 10.08 and the provisions of

Article XIII hereof and (ii) the occurrence of an event specified in
Section 5.01(6) shall not constitute an Event of Default, and such Sections and Articles shall no longer apply with respect to or for the benefit of the Company, the Securities, the Holders of Securities and the holders of Senior Indebtedness on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Sections or Article whether directly or indirectly by reason of any reference elsewhere herein to any such Sections or Article or by reason of any reference in any such Sections or Article to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

          SECTION 15.04. CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE. The following shall be the conditions to application of either Section 15.02 or
Section 15.03 to the Outstanding Securities:

          (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.09 who shall agree to comply with the provisions of this
     Article XV applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities,
     (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms and without further reinvestment thereof will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof in an aggregate amount, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee or other qualifying trustee to pay and discharge, the principal of and premium, if any, on and each installment of interest on the Securities on the Stated Maturity of such principal or installment of interest on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also

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                                                                              88

include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation on a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the Trustee (or such other trustee) as holder of such depository receipt; PROVIDED that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

          (2) In the case of an election under Section 15.02, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (y) since the date of this Indenture there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such deposit, Defeasance and discharge and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Defeasance had not occurred.

          (3) In the case of an election under Section 15.03, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for the federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit and Covenant Defeasance had not occurred.

          (4) The Company shall have delivered to the Trustee an Officers' Certificate to the effect that the Securities, if then listed on any securities exchange, will not be delisted as a result of such deposit, in the case of an election under Section 15.02 or 15.03.

          (5)  At the time such Defeasance or Covenant Defeasance is effective:
     (A) no default in the payment of all or a portion of principal of (or premium, if any) or interest in respect of any Senior Indebtedness shall have occurred and be continuing, and no event of default with respect to any Senior Indebtedness shall have occurred and be continuing and shall have resulted in such Senior Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable and
     (B) (i) no other event of default with respect to any Senior Indebtedness shall have occurred and be continuing permitting the holders of such Senior Indebtedness (or a trustee on behalf of the holders thereof) to declare such Senior Indebtedness due and payable prior to the date on which it would otherwise have become due and payable, (ii) no judicial proceeding shall be pending with respect to any such event of default and (iii) the Company and the Trustee shall not have received a notice with respect to any such event of default from any holder of Senior Indebtedness (or their representative or representatives), or, in the case of either clause (A) or clause (B) above, each such default or event of default shall have been cured or waived or shall have ceased to exist.

          (6) No Event of Default or event which with notice or lapse of time or both would become an Event of Default shall have occurred and be continuing on the date of such deposit or, insofar as subsections 5.01(7) and (8) are concerned, at any time during the period ending on the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

          (7) The Company shall have delivered to the Trustee an Opinion of Counsel to the effect that after the 90th day following the deposit, such deposit (and the trust funds) will not be subject to avoidance under
     Section 547 of the United States Bankruptcy Code (or any successor provision thereto) and related judicial decisions.

          (8) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest as defined in Section 6.08 and for purposes of the Trust Indenture Act with respect to any securities of the Company.

          (9) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

          (10) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the Defeasance under
     Section 15.02 or the Covenant Defeasance under Section 15.03 (as the case may be) have been complied with.

          (11) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit to constitute,unless it is qualified as, a regulated investment company under the Investment Company Act of 1940, as amended.

          SECTION 15.05. DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS. Subject to the provisions of the last paragraph of Section 10.03. all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee--collectively, for purposes of this Section 15.05, the "Trustee") pursuant to Section 15.04 shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon, in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except in the event required by law. Money so held in trust, to the extent allocated for the payment of Securities, shall not be subject to the provisions of Article XIII.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 15.04 or the principal and interest received in respect thereof other than any such tax, fee, or other charge which by law is for the account of the Holders of the Outstanding Securities.

          Anything in this Article XV to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company request any money or U.S. Government Obligations held by it as provided in
Section 15.04 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount hereof which would then be required to be deposited to the effect an equivalent Defeasance or Covenant Defeasance.

          The provisions for subordination of the Securities set forth in
Article XIII are hereby expressly made subject to the provisions for Defeasance or Covenant Defeasance in this Article XV and, anything herein to the contrary notwithstanding, upon the effectiveness of such Defeasance or Covenant Defeasance, such Securities shall thereupon cease to be so subordinated.

          SECTION 15.06. REINSTATEMENT. If the Trustee or Paying Agent is unable to apply any money in accordance with Section 15.02 or 15.03 by reason of any order or judgment of any court or governmental authority enjoining, restraining

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                                                                              91

or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article XV until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with
Section 15.02 or 15.03; PROVIDED, HOWEVER, that if the Company makes any payment of principal of (or premium, if any) or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                       HEXCEL CORPORATION,

                                       by  /s/ STEPHEN C. FORSYTH
                                       -------------------------------
                                       Name: Stephen C. Forsyth
                                       Title: Senior Vice President of Finance
                                                and Administration


                                       FIRST TRUST OF CALIFORNIA, NATIONAL
                                       ASSOCIATION,

                                       by  /s/ KERRI S. JONES
                                       ----------------------------
                                       Name: Kerri S. Jones
                                       Title: Assistant Vice President

Attest:


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Name:
Title: